UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 28, 2017

FairPoint Communications, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32408	13-3725229
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

521 East Morehead Street, Suite 500, Charlotte, North Carolina		28202
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (704) 344-8150
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07    Submission of Matters to a Vote of Security Holders.
On March 28, 2017, FairPoint Communications, Inc. (the "Company") held a special meeting of its stockholders (the "Special Meeting") and voted upon the following proposals:

1.
The adoption of the Agreement and Plan of Merger, dated as of December 3, 2016, as the same may be amended from time to time (the "Merger Agreement"), by and among the Company, Consolidated Communications Holdings, Inc., a Delaware corporation ("Consolidated"), and Falcon Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Consolidated ("Merger Sub"), pursuant to which Merger Sub will merge with and into the Company, with the Company as the surviving entity (the "Merger"), and approval of the transactions contemplated thereby, including the Merger (the "FairPoint Merger Proposal"); and

2.	The approval, by a non-binding advisory vote, of the change in control payments to the Company's named executive officers.
The matters acted upon at the special meeting are described in more detail in the definitive joint proxy statement/prospectus of the Company and Consolidated on Form S-4, which Consolidated filed with the Securities and Exchange Commission on February 24, 2017 and the Company filed with the Securities and Exchange Commission as a definitive proxy statement on February 27, 2017.
Of the 27,247,221 shares of common stock of the Company outstanding and entitled to vote at the Special Meeting, 21,226,789, or approximately 77.9%, were represented at the meeting in person or by proxy, and therefore a quorum was present.
Shareholders approved the Merger Agreement and the transactions contemplated thereby, including the FairPoint Merger Proposal, based upon the following votes:

Votes in Favor	Votes Against	Abstentions
20,385,218	319,520	522,051
The non-binding advisory vote on the change in control payments to the Company's named executive officers received the following votes:

Votes in Favor	Votes Against	Abstentions
10,208,382	10,492,856	525,551
Item 8.01    Other Events.
On March 28, 2017, the Company issued a press release to announce the approval of the Merger with Consolidated. A copy of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K.
Item 9.01    Financial Statements and Exhibits.
 (d) Exhibits

Exhibit Number	Description

99.1	Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FAIRPOINT COMMUNICATIONS, INC.

By:	/s/ Bruce F. Metge
	Name:	Bruce F. Metge
	Title:	Executive Vice President and Chief Legal Officer
Date: March 28, 2017

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release